                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 2 TO
                              EMPLOYMENT AGREEMENT


                  This AMENDMENT NO. 2 dated as of July 30, 2002 (this "Amendment") is entered into by and between RAMSAY YOUTH SERVICES, INC., a Delaware corporation (the "Company"), and LUIS E. LAMELA (the "Employee").

                  WHEREAS, the Company (then known as Ramsay Health Care, Inc.) and the Employee have entered into that certain Employment Agreement dated as of October 1, 1997 as amended by that certain Amendment No. 1 to Employment Agreement dated as of December 1, 1998 (the "Agreement"); and

                  WHEREAS, the Company and the Employee desire to amend certain terms of the Agreement as hereinafter set forth.

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

                  1. Section 3.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "3.1 SALARY. (a) In consideration of the performance
                  by the Employee of the services set forth in Section 2 and his observance of the other covenants set forth herein, the Company shall pay the Employee, and the Employee shall accept, a base salary at the rate of $500,000 per annum, payable in accordance with the standard payroll practices of the Company."

                  2. This Amendment shall be effective as of the close of business on June 30, 2002.

                  3. Except as specifically modified by this Amendment, all of the terms and provisions of the Agreement are hereby reaffirmed and shall remain in full force and effect and shall not be altered or amended in any manner.

                  4. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State, without regard to any conflict of laws principles of such State.

                  5. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.



                                      * * *

                  IN WITNESS WHEREOF, the Company and the Employee hereto have executed this Amendment as of the date first above written.

                                    RAMSAY YOUTH SERVICES, INC.


                                    By  /s/ Marcio C. Cabrera
                                      -----------------------------------------
                                        Name: Marcio C. Cabrera
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        /s/ Luis E. Lamela
                                      -----------------------------------------
                                                 Luis E. Lamela




                                       2